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                                                                    Exhibit 99.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Banc One Corporation:

     As independent public accountants, we hereby consent to the incorporation of our report dated January 15, 1998, on the consolidated financial statements of First Chicago NBD Corporation included in this Current Report on Form 8-K dated April 21, 1998, into Banc One Corporation's previously filed Form S-8 Registration Statement No. 33-03470, Form S-8 Registration Statement No. 33-14475, Form S-8 Registration Statement No. 33-10822, Form S-8 Registration Statement No. 33-27849, Form S-8 Registration Statement No. 33-34294, Form S-8 Registration Statement No. 33-37400, Form S-8 Registration Statement No. 33-20890, Form S-8 Registration Statement No. 33-20990, Form S-8 Registration Statement No. 33-40041, Form S-8 Registration Statement No. 33-45473, Form S-8 Registration Statement No. 33-46189, Form S-8 Registration Statement No. 33-53752, Form S-8 Registration Statement No. 33-55172, Form S-8 Registration Statement No. 33-55174, Form S-8 Registration Statement No. 33-54100, Form S-8 Registration Statement No. 33-61760, Form S-8 Registration Statement No. 33-61758, Form S-8 Registration Statement No. 33-60424, Form S-8 Registration Statement No. 33-50117, Form S-8 Registration Statement No. 33-55149, Form S-8 Registration Statement No. 33-55315, Form S-8 Registration Statement No. 33-58923, Form S-8 Registration Statement No. 333-00445, Form S-8 Registration Statement No. 333-26929, Form S-8 Registration Statement No. 333-27631, Form S-8 Registration Statement No. 333-28281, Form S-8 Registration Statement No. 333-29395, Form S-8 Registration Statement No. 333-30419, Form S-8 Registration Statement No. 333-30421, Form S-8 Registration Statement No. 333-30425, Form S-8 Registration Statement No. 333-30429, Form S-8 Registration Statement No. 333-32053 and Form S-8 Registration Statement No. 333-38387.


                                                       /s/ Arthur Andersen LLP


Chicago, Illinois,
April 21, 1998